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                                                                    Exhibit 24.2

                               POWER OF ATTORNEY

          Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y. H. CHENG, KATHLEEN RUEGER, GARY P. ENCINAS or JULIE C. GAVIN his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1994, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          In WITNESS WHEREOF, we have signed these presents this 15th day of March, 1995.

Richard A. Clarke                                 David M. Lawrence
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Stanley T. Skinner                                Alan Seelenfreund
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Leslie L. Luttgens                                Barry Lawson Williams
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H.M. Conger                                       Carl E. Reichardt
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William F. Miller                                 John B. M. Place
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Mary S. Metz                                      Richard B. Madden
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Melvin B. Lane                                    George A. Maneatis
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John C. Sawhill
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William S. Davilla
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

                               POWER OF ATTORNEY

          STANLEY T. SKINNER, the undersigned, President and Chief
Executive Officer and Director of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y. H. CHENG, KATHLEEN RUEGER, GARY P. ENCINAS or JULIE C. GAVIN his attorneys in fact with full power of substitution to sign with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer and Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1994, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 15th day of March, 1995.

                                        STANLEY T. SKINNER
                                        ------------------
                                        STANLEY T. SKINNER
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                               POWER OF ATTORNEY

          GORDON R. SMITH, the undersigned, Vice President and Chief Financial Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y. H. CHENG, KATHLEEN RUEGER, GARY P. ENCINAS or JULIE
C. GAVIN his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Chief Financial Officer of said corporation the Form 10-K Annual Report for the year ended December 31, 1994, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 15th day of March, 1995.

                                          GORDON R. SMITH
                                          ---------------
                                          GORDON R. SMITH
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                               POWER OF ATTORNEY

          THOMAS C. LONG, the undersigned, Controller of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.
H. CHENG, KATHLEEN RUEGER, GARY P. ENCINAS or JULIE C. GAVIN his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Controller of said corporation the Form 10-K Annual Report for the year ended December 31, 1994, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 15th day of March, 1995.

                                          THOMAS C. LONG
                                          --------------
                                          THOMAS C. LONG